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                                                                 Exhibit 23
                                                                 ----------

                       Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Gorman-Rupp Company Non-Employee Directors' Compensation Plan of our report dated January 31, 1997, with respect to the consolidated financial statements of The Gorman-Rupp Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                                /s/ ERNST & YOUNG LLP


Cleveland, Ohio
June 25, 1997